UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 27, 2004 (Date of earliest event reported)

MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-27646	87-0482806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4742 N. 24th Street, Suite 455
Phoenix, Arizona 85016
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (602) 385-8888

2375 East Camelback Road, Suite 500
Phoenix, Arizona 85016

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE (The following discussion is furnished under “Item 12. Results of Operations and Financial Condition”.)
SIGNATURES
EX-99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Announces First Quarter 2004 Financial Results”.

ITEM 9. REGULATION FD DISCLOSURE (The following discussion is furnished under “Item 12. Results of Operations and Financial Condition”.)

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

     On April 27, 2004, Matrixx Initiatives, Inc. issued a press release announcing its financial results for the first quarter of fiscal 2004. A copy of the press release is attached to this Report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC.
(Registrant)

/s/ William J. Hemelt

William J. Hemelt Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: April 27, 2004